EXHIBIT 99.1

A.M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171

For Further Information:

-At ALPHA IR-
Analyst Contact
Chris Hodges or Chris Donovan
(312) 445-2870
Email: CTAM@alpha-ir.com
Traded: OTCQB (CTAM)

FOR IMMEDIATE RELEASE
TUESDAY MARCH 13, 2018

 A. M. CASTLE & CO. REPORTS POST-EMERGENCE FOURTH QUARTER AND FULL YEAR RESULTS
Fourth quarter sales volumes increase double-digits; strong market conditions already seen in 2018
OAK BROOK, IL, March 13, 2018 - A. M. Castle & Co. (OTCQB: CTAM) (the "Company" or "Castle"), a global distributor of specialty metal and supply chain solutions, today reported financial results for the fourth quarter following its emergence from bankruptcy and its full year financial results, which include the pre-bankruptcy period, January 1, 2017 through August 31, 2017, and the post-bankruptcy period, September 1, 2017 through December 31, 2017. The Company emerged from bankruptcy proceedings on August 31, 2017 (the "Effective Date"), having successfully restructured its balance sheet and substantially reduced its debt burden and cash interest costs under its Amended Prepackaged Joint Chapter 11 Plan of Reorganization (the "Plan").
Fourth Quarter 2017 Highlights:

•	Year over year volume increase of 12%

•	Net sales of $123.2 million

•	Net loss of $12.5 million, including $6.2 million of interest expense, $4.8 million of which was non-cash
President and CEO Steve Scheinkman commented, "We are pleased with the strength of our sales volume in the first full quarter after our emergence from bankruptcy last August. In the quarter, we started to see positive indications that our business is growing from a volume standpoint, and we are carrying that volume momentum into 2018. We believe this bodes well as we look to leverage the operating performance improvements we have implemented over the last year. Although our gross material margin in the quarter was negatively impacted by both residual financial impacts of our recent reorganization and a strategy to reduce excess and slower moving inventory, we are achieving market share gains in key target markets. Much of the restructuring impacts and inventory rebalancing are now behind us. Going forward, we believe sustained volume increases and margin expansion will incrementally improve financial performance."
Executive Vice President and CFO Pat Anderson added, "With the completion of our reorganization, our capital structure has improved and our cash interest burden has been significantly reduced. Future cash flows will now be used to grow the business rather than to support an onerous capital structure, as was the case in the recent past."
Scheinkman concluded, "Based on the recent positive market indications we are seeing, combined with the overall favorable demand sentiment and a strong pricing environment, we remain confident as the organization enters 2018. Based on our shipments since the beginning of this year, we are expecting year over year first quarter 2018 volume growth of 7.4% and double-digit sequential quarterly volume growth.We have reduced a significant amount of our excess, slow moving inventory burden, are increasing inventory turns, and, as a result, are seeing improvements in gross material margin. Castle is well-positioned to capitalize on opportunities as the market prepares for substantial tariffs to be placed on imported steel and aluminum. We believe Castle’s long-standing and favorable sourcing relationships with domestic steel mills provide a competitive advantage relative to other U.S. based steel service centers that are more reliant on imports, and we are well-situated to address market disruption caused by the recently imposed tariffs."

EX-1-

Presentation of Predecessor and Successor Financial Results
The Company adopted fresh-start reporting as of the Effective Date, the date the Company's Plan became effective and the Company emerged from its Chapter 11 cases. As a result of the application of fresh-start reporting, the Company’s financial statements for periods prior to the Effective Date are not comparable to those for periods subsequent to the Effective Date. References to “Successor” refer to the Company on or after the Effective Date. References to “Predecessor” refer to the Company prior to the Effective Date. Operating results for the Successor and Predecessor periods are not necessarily indicative of the results to be expected for a full fiscal year. References such as the “Company,” “we,” “our” and “us” refer to A.M. Castle & Co. and its subsidiaries, whether Predecessor and/or Successor, as appropriate.
About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and supply chain services, principally serving the producer durable equipment, commercial aircraft, heavy equipment, industrial goods, construction equipment, and retail sectors of the global economy. Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries. It specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon. Together, Castle and its affiliated companies operate out of 22 metals service centers located throughout North America, Europe and Asia. Its common stock is traded on the OTCQB® Venture Market under the ticker symbol "CTAM".
Non-GAAP Financial Measures
This release and the financial information included in this release include non-GAAP financial measures. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Investors should recognize that these non-GAAP financial measures might not be comparative to similarly titled measures of other companies. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in this release and in the attached financial statements, provides meaningful information, and therefore we use it to supplement our GAAP reporting and guidance. Management often uses this information to assess and measure the performance of our business. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analysis of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to assist with period-over-period comparisons of such operations. The exclusion of the charges indicated herein from the non-GAAP financial measures presented does not indicate an expectation by the Company that similar charges will not be incurred in subsequent periods.
In addition, the Company believes that the use and presentation of EBITDA, which is defined by the Company as (loss) income before provision for income taxes plus depreciation and amortization, and interest expense, is widely used by the investment community for evaluation purposes and provides investors, analysts and other interested parties with additional information in analyzing the Company’s operating results. EBITDA, adjusted non-GAAP net (loss) income and adjusted EBITDA are presented as the Company believes the information is important to provide investors, analysts and other interested parties additional information about the Company’s financial performance. Management uses EBITDA, adjusted non-GAAP net (loss) income and adjusted EBITDA to evaluate the performance of the business.
Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our restructuring. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include our ability to effectively manage our operational initiatives and implemented restructuring activities, the impact of volatility of metals prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which we will file shortly. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

EX-2-

Consolidated Statements of Operations
(Dollars in thousands, except per share data)	Successor	Predecessor
	September 1, 2017 through December 31, 2017	January 1, 2017 through August 31, 2017	Year Ended December 31, 2016

Net sales	$164,942	$353,926	$533,150
Costs and expenses:
Cost of materials (exclusive of depreciation and amortization)	127,828	266,495	421,290
Warehouse, processing and delivery expense	25,353	50,314	84,555
Sales, general and administrative expense	20,464	39,139	68,273
Restructuring expense, net	—	566	12,942
Depreciation and amortization expense	3,213	10,150	16,378
Total costs and expenses	176,858	366,664	603,438
Operating loss	(11,916)	(12,738)	(70,288)
Interest expense, net	7,634	23,402	36,422
Financial restructuring expense	—	7,024	—
Unrealized (gain) loss on embedded debt conversion option	(2,352)	146	(10,450)
Debt restructuring loss, net	—	—	8,617
Other (income) expense, net	(2,824)	(3,582)	7,582
Reorganization items, net	2,141	(74,531)	—
(Loss) income from continuing operations before income taxes and equity in losses of joint venture	(16,515)	34,803	(112,459)
Income tax benefit	(3,188)	(1,387)	(2,546)
(Loss) income from continuing operations before equity in losses of joint venture	(13,327)	36,190	(109,913)
Equity in losses of joint venture	—	—	(4,177)
(Loss) income from continuing operations	(13,327)	36,190	(114,090)
Income from discontinued operations, net of income taxes	—	—	6,108
Net (loss) income	$(13,327)	$36,190	$(107,982)

EX-3-

Consolidated Statement of Operations
(Dollars in thousands, except per share data)	Successor
Unaudited	Three Months Ended December 31, 2017

Net sales	$123,217
Costs and expenses:
Cost of materials (exclusive of depreciation and amortization)	96,346
Warehouse, processing and delivery expense	19,381
Sales, general and administrative expense	15,618
Depreciation and amortization expense	2,711
Total costs and expenses	134,056
Operating loss	(10,839)
Interest expense, net	6,226
Unrealized gain on embedded debt conversion option	(2,352)
Other income, net	(746)
Reorganization items, net	2,013
Loss before income taxes	(15,980)
Income tax benefit	(3,474)
Net loss	$(12,506)

Basic and diluted loss per common share	$(6.25)

Reconciliation of EBITDA and of Adjusted EBITDA to Reported Net Loss:	Successor
(Dollars in thousands)	Three Months Ended December 31, 2017
Unaudited
Net loss, as reported	$(12,506)
Depreciation and amortization expense	2,711
Interest expense, net	6,226
Income tax benefit	(3,474)
EBITDA	(7,043)
Non-GAAP adjustments (a)	(48)
Adjusted EBITDA	$(7,091)
(a) Refer to "Reconciliation of Adjusted Non-GAAP Net Loss to Reported Net Loss" table for additional details on these amounts.

Reconciliation of Adjusted Non-GAAP Net Loss to Reported Net Loss:	Successor
(Dollars in thousands)	Three Months Ended December 31, 2017
Unaudited
Net loss, as reported	$(12,506)
Non-GAAP adjustments:
Reorganization items, net(a)	2,013
Noncash compensation expense	651
Foreign exchange gain on intercompany loans	(360)
Unrealized gain on embedded debt conversion option	(2,352)
Non-GAAP adjustments to arrive at Adjusted EBITDA	(48)
Non-cash interest expense	4,799
Total non-GAAP adjustments	4,751
Tax effect of adjustments	—
Adjusted non-GAAP loss	$(7,755)

(a) Reorganization items, net includes expenses incurred after the pendency of the Company's chapter 11 cases. For the period September 1, 2017 through December 31, 2017, the amount was comprised of legal and other professional fees.

EX-4-

CONSOLIDATED BALANCE SHEETS	Successor	Predecessor
(In thousands, except par value data)	December 31, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$11,104	$35,624
Accounts receivable, less allowances of $1,586 and $1,945, respectively	74,370	64,385
Inventories	154,491	146,603
Prepaid expenses and other current assets	12,274	10,141
Income tax receivable	1,576	433
Total current assets	253,815	257,186
Goodwill and intangible assets, net	8,176	4,101
Prepaid pension cost	10,745	8,501
Deferred income taxes	1,278	381
Other noncurrent assets	1,344	9,449
Property, plant and equipment:
Land	5,581	2,070
Buildings	21,296	37,341
Machinery and equipment	33,011	125,836
Property, plant and equipment, at cost	59,888	165,247
Accumulated depreciation	(2,961)	(115,537)
Property, plant and equipment, net	56,927	49,710
Total assets	$332,285	$329,328
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$41,757	$33,083
Accrued and other current liabilities	13,931	19,854
Income tax payable	262	209
Short-term borrowings	5,854	—
Current portion of long-term debt	118	137
Total current liabilities	61,922	53,283
Long-term debt, less current portion	199,903	286,459
Deferred income taxes	16,166	—
Build-to-suit liability	10,148	12,305
Other noncurrent liabilities	3,784	5,978
Pension and postretirement benefit obligations	6,377	6,430
Commitments and contingencies
Stockholders’ equity (deficit):
Predecessor preferred stock, $0.01 par value—9,988 shares authorized (including 400 Series B Junior Preferred, $0.00 par value); no shares issued and outstanding at December 31, 2016	—	—
Predecessor common stock, $0.01 par value—60,000 shares authorized; 32,768 shares issued and 32,566 outstanding at December 31, 2016	—	327
Successor common stock, $0.01 par value—200,000 Class A shares authorized with 3,734 shares issued and outstanding at December 31, 2017	37	—
Predecessor additional paid-in capital	—	244,825
Successor additional paid-in capital	49,944	—
Accumulated deficit	(13,327)	(253,291)
Accumulated other comprehensive loss	(2,669)	(25,939)
Predecessor treasury stock, at cost — 202 shares at December 31, 2016	—	(1,049)
Total stockholders’ equity (deficit)	33,985	(35,127)
Total liabilities and stockholders’ equity (deficit)	$332,285	$329,328

EX-5-

CONSOLIDATED STATEMENTS OF CASH FLOWS	Successor	Predecessor
(Dollars in thousands)	September 1, 2017 Through December 31, 2017	January 1, 2017 Through August 31, 2017	Nine Months Ended September 30, 2016

Operating activities:
Net (loss) income	$(13,327)	$36,190	$(107,982)
Less: Income from discontinued operations, net of income taxes	—	—	6,108
(Loss) income from continuing operations	(13,327)	36,190	(114,090)
Adjustments to reconcile (loss) income from continuing operations to net cash (used in) from operating activities of continuing operations:
Depreciation and amortization	3,213	10,150	16,378
Amortization of deferred financing costs and debt discount	1,958	3,810	4,798
Debt restructuring loss, net	—	—	8,617
Loss from lease termination	—	—	2,200
Unrealized loss (gain) on embedded debt conversion option	(2,352)	146	(10,450)
Noncash reorganization items, net	—	(87,107)	—
Loss on sale of property, plant and equipment	26	7	1,874
Unrealized gain on commodity hedges	—	—	(1,015)
Unrealized foreign currency transaction (gain) loss	(1,709)	(4,439)	4,506
Equity in losses of joint venture	—	—	4,141
Noncash interest paid in kind	3,865	—	—
Deferred income taxes	(3,437)	(953)	(4,354)
Noncash compensation expense	866	630	1,154
Other, net	634	537	(80)
Changes in assets and liabilities:
Accounts receivable	(2,205)	(6,061)	6,100
Inventories	(1,978)	(2,703)	65,712
Prepaid expenses and other current assets	752	(3,100)	1,358
Other noncurrent assets	324	1,664	1,993
Prepaid pension costs	(1,395)	(849)	(59)
Accounts payable	(4,548)	8,602	(8,449)
Accrued payroll and employee benefits	945	(2,670)	300
Income tax payable and receivable	(828)	(340)	(105)
Accrued and other current liabilities	(773)	(3,332)	(6,214)
Pension and postretirement benefit obligations and other noncurrent liabilities	(585)	(471)	(3,063)
Net cash used in operating activities of continuing operations	(20,554)	(50,289)	(29,048)
Net cash used in operating activities of discontinued operations	—	—	(5,914)
Net cash used in operating activities	(20,554)	(50,289)	(34,962)
Investing activities:
Proceeds from sale of investment in joint venture	—	—	31,550
Capital expenditures	(3,742)	(2,850)	(3,499)
Proceeds from sale of property, plant and equipment	31	619	3,265
Change in cash collateralization of letters of credit	—	7,492	(7,968)
Net cash (used in) from investing activities of continuing operations	(3,711)	5,261	23,348
Net cash from investing activities of discontinued operations	—	—	53,570
Net cash (used in) from investing activities	(3,711)	5,261	76,918

EX-6-

CONSOLIDATED STATEMENTS OF CASH FLOWS	Successor	Predecessor
(Dollars in thousands)	September 1, 2017 Through December 31, 2017	January 1, 2017 Through August 31, 2017	Nine Months Ended September 30, 2016

Financing activities:
Short-term borrowings, net	1,720	3,797	—
Proceeds from long-term debt including credit facilities	22,973	195,026	722,547
Repayments of long-term debt including credit facilities	(25)	(175,414)	(725,821)
Payments of debt restructuring costs	—	—	(9,802)
Payments of debt issue costs	—	(1,831)	(2,472)
Payments of build-to-suit liability	—	(3,000)	(932)
Net cash from (used in) financing activities	24,668	18,578	(16,480)
Effect of exchange rate changes on cash and cash equivalents	637	890	(952)
Net change in cash and cash equivalents	1,040	(25,560)	24,524
Cash and cash equivalents—beginning of period	10,064	35,624	11,100
Cash and cash equivalents—end of period	$11,104	$10,064	$35,624

EX-7-

LONG-TERM DEBT
(Dollars In Thousands)	Successor	Predecessor
	December 31, 2017	December 31, 2016

7.0% Convertible Notes due December 15, 2017	$—	$41
11.0% Senior Secured Term Loan Credit Facilities due September 14, 2018	—	99,500
12.75% Senior Secured Notes due December 15, 2018	—	177,019
5.25% Convertible Notes due December 30, 2019	—	22,323
5.00% / 7.00% Convertible Notes due August 31, 2022	168,767	—
Floating rate ABL Credit Facility due February 28, 2022	101,047	—
Other, primarily capital leases	288	96
Plus: derivative liability for embedded conversion feature	—	403
Less: unvested restricted 5.00% / 7.00% Convertible Notes due August 31, 2022	(2,144)	—
Less: unamortized discount	(67,937)	(7,587)
Less: unamortized debt issuance costs	—	(5,199)
Total long-term debt	200,021	286,596
Less: current portion of long-term debt	118	137
Total long-term portion	$199,903	$286,459

EX-8-